Exhibit 21
LIST OF SUBSIDIARIES OF INTERNATIONAL FLAVORS & FRAGRANCES INC.
(the “Company”)

Name of Entity	Jurisdiction
Danisco Argentina S.A.	Argentina
International Flavors & Fragrances S.R.L.	Argentina
Solae Argentina S.A.	Argentina
KELP INDUSTRIES PTY. LTD.	Australia
Danisco Australia Pty Limited	Australia
Solae Australia Pty Limited	Australia
Nutrition & Biosciences Australia Pty Ltd	Australia
Enzymotec Australia Pty Ltd	Australia
IFF Australia Holdings Pty Limited	Australia
International Flavours & Fragrances (Australia) Pty Ltd	Australia
Bush Boake Allen Australia Pty Ltd	Australia
Taura Natural Ingredients Holdings Pty Limited	Australia
Danisco Austria GmbH	Austria
Frutarom GmbH	Austria
IFF Austria GmbH	Austria
PTI-BEL TUE	Belarus
Genencor International BV	Belgium
Solae Belgium N.V.	Belgium
Frutarom Belgium N.V.	Belgium
Taura Natural Ingredients NV	Belgium
Danisco Ingredients Belgium N.V.	Belgium
TNI Investments NV	Belgium
Danisco Brasil Ltda.	Brazil
Nutrition & Biosciences Brasil Ingredientes Ltda	Brazil
Solae Do Brasil Indústria E Comércio De Alimentos Ltda	Brazil
Solae Investimentos Ltda	Brazil
Solae Do Brasil Holdings Ltda	Brazil
Bremil S/A Industria de Produtos Alimenticios	Brazil
Bremil Industria E Comercio de Ingredientes Alimenticios Ltda	Brazil
Envoltec Industria de Embalagens Ltda	Brazil
Sabormax Industria de Alimentos E Representacao Ltda	Brazil
Frutarom do Brazil Industria e Comercio Ltda.	Brazil
Nutrition & Biosciences Brasil Ingredientes Ltda.	Brazil
IFF Essências e Frangrâncias Ltda.	Brazil
Bush Boake Allen Do Brasil Indústria e Comércio Ltda.	Brazil
IFF (BVI) Limited	British Virgin Islands
Fragrance Resources Asia Pacific Limited	British Virgin Islands
David Michael & Company (Canada) 1986 Ltd.	Canada
Danisco Canada Inc.	Canada
International Flavors & Fragrances (Canada) Ltd.	Canada
Avens Pharma Biopolymers ULC	Canada
Danisco Chile S.A.	Chile

Name of Entity	Jurisdiction
Frutarom Chile S.A.	Chile
International Flavors & Fragrances I.F.F. (Chile) Limitada	Chile
Bush Boake Allen Chile S.A.	Chile
Genencor (China) Bio-Products Co., Ltd.	China
Danisco (China) Holding Company Limited	China
Danisco (Zhangjiagang) Textural Ingredients Co., Ltd.	China
Danisco Health Foods (Beijing) Co., Ltd.	China
Danisco (China) Co., Ltd.	China
Danisco Shineway Luohe Soy Industry Company Limited(1)	China
Solae Trading (Shanghai) Co., Ltd.	China
Danisco Shineway Luohe Food Company Limited(2)	China
Frutarom F&F Trading (Shanghai) Co., Ltd.	China
Tastepoint Flavors (Shanghai) Co., Ltd.	China
Frutarom Flavors (Kushan) Co., Ltd.	China
Inventive Food Technology (ZQ) Ltd.	China
Danisco Biosciences (Shanghai) Co., Ltd.	China
International Flavors & Fragrances (China) Ltd.	China
International Flavors & Fragrances (Hangzhou) Co., Ltd.(3)	China
Fragrance Resources (Shanghai) Co., Ltd	China
International Flavors & Fragrances (Zhejiang) Co., Ltd.	China
International Flavors & Fragrances (ZhangJiagang) Co., Ltd.	China
IFF Bio Technology (Nanjing) Co., Ltd.	China
IFF Flavors & Fragrances (Hangzhou) Trading Co., Ltd.	China
Danisco Colombia Ltda.	Colombia
International Flavors And Fragrances Colombia S.A.S.	Colombia
Irisol Pharma Biopolymers SAS	Colombia
Specialty Products Balkans d.o.o.	Croatia
Cupressus Limited	Cyprus
Vantodio Holdings Limited	Cyprus
Alpris Holdings Ltd.	Cyprus
Danisco Czech Republic, a.s.	Czech Republic
Tastepoint CZ, s.r.o.	Czech Republic
Solae Denmark ApS	Denmark
International N&H Denmark ApS	Denmark
Cometra ApS	Denmark
FYMSA del Caribe, S.R.L	Dominican Republic
Danisco Egypt Trading LLC	Egypt
MISR Company for Aromatic Products (S.A.E.)	Egypt
Aromco Ltd.	England
FoodBlenders Limited	England
Hagelin Flv (UK) Ltd.	England
Frutarom UK Investments Limited	England
International Flavours & Fragrances (CIL) Limited	England
Bush Boake Allen Enterprises Limited	England
Bush Boake Allen (Pension Trustees) Limited	England

Name of Entity	Jurisdiction
Bush Boake Allen Limited	England
International Flavours & Fragrances (GB) Holdings Limited	England
International Flavours & Fragrances I.F.F. (Great Britain) Limited	England
A. Boake, Roberts And Company (Holding), Limited	England
Bush Boake Allen Holdings (U.K.) Limited	England
Frutarom (UK) Ltd.	England
Frutarom – Etol (UK) Limited	England
International Flavours & Fragrances (Pension Trustees) Limited	England
Savoury Flavours (Holding) Limited	England
Savoury Flavours Ltd.	England
Danisco UK Ltd.	England
Danisco Holdings (UK) Ltd.	England
International N&H Manufacturing UK Limited	England
Solae (UK) Limited	England
Finnfeeds Oy	Finland
Genencor International Oy	Finland
Danisco Sweeteners Oy	Finland
Finnfeeds Finland Oy	Finland
Danisco France SAS	France
Nutrition & Biosciences (France) SAS	France
Rene Laurent SAS	France
Atelier du Parfumeur IFF Grasse SAS	France
International Flavors & Fragrances IFF (France) SAS	France
Solae Deutschland GmbH	Germany
DSP Germany N&B Real Estate GmbH & Co KG (N&B Real Estate GmbH & Co. KG)	Germany
N&B Real Estate Verwaltungs-GmbH	Germany
N&B Produktions- und Verwaltungs-GmbH	Germany
Danisco Deutschland GmbH	Germany
extrakt chemie Dr. Bruno Stellmach GmbH	Germany
IFF N&H Germany GmbH & Co. KG	Germany
Frutarom Germany GmbH	Germany
IFF Fragrance GmbH	Germany
International Flavors & Fragrances IFF (Deutschland) G.M.B.H.	Germany
Leagel GmbH	Germany
PS Biopolymer GmbH & Co KG	Germany
Walsroder CMC GmbH	Germany
Walsroder NC GmbH	Germany
Walsroder I Park GmbH	Germany
Danisco Nutrition & Bioscience Greece Ltd	Greece
Danisco Guatemala S.A.	Guatemala
Danisco Centro America S.A.	Guatemala
Aroma S.A.	Guatemala
Manseg S.A.	Guatemala
VAYA Pharma Hong Kong Ltd	Hong Kong
Frutarom (Asia Pacific) Limited	Hong Kong

Name of Entity	Jurisdiction
Prowin International Ltd.	Hong Kong
Inventive Technology Ltd.	Hong Kong
Nutrition & Biosciences Hong Kong Limited	Hong Kong
International Flavors & Fragrances (Hong Kong) Limited	Hong Kong
Nutrition & Biosciences Hungary Kft.	Hungary
IFF Hungary Global Korlátolt Felelősségű Társaság	Hungary
International Flavors & Fragrances I.F.F. (Hungary) Korlátolt Felelősségű Társaság	Hungary
Thorverk Ltd / Thorungaverksmidjan hf. / Þörungaverksmiðjan hf.(4)	Iceland
Solae Company India Private Limited	India
Danisco (India) Private Limited	India
Danisco Nutrition and Biosciences India Private Limited	India
International Flavours & Fragrances India Private Limited(5)	India
P.T. Essence Indonesia	Indonesia
PT. INTERNATIONAL FLAVORS FRAGRANCES INDONESIA	Indonesia
International N&H Mfg. Ireland	Ireland
International Flavors & Fragrances Irish Acquisition Company Limited	Ireland
IFF Capital Services	Ireland
Irish Flavours and Fragrances (CIL) Limited	Ireland
Aromatics Holdings Limited	Ireland
IFF N&H Ireland HC Limited	Ireland
Cytisus Pharma Company Limited	Ireland
Seamair Pharma Company Limited	Ireland
Trifolium Pharma Company Limited	Ireland
Shamrock Pharma Company Limited	Ireland
Arvin Company	Isle of Man
Belden Company	Isle of Man
Frutarom (UK) Holdings Limited	Israel
Frutarom Ltd.	Israel
Frutarom Trade & Marketing (1990) Ltd.	Israel
Frutarom Industries Ltd.	Israel
International Flavors and Fragrances Ingredients Ltd	Israel
International Flavors & Fragrances I.F.F. (Israel) Ltd.	Israel
Frutarom Global Ltd.	Israel
BKF Vision Ltd	Israel
K - Vision Consulting and Investments Ltd	Israel
M.P. Equity Holdings Ltd	Israel
Nutra-Lease Ltd.(6)	Israel
Danisco Italy S.p.A.	Italy
Nutrition & Biosciences Italy S.r.l.	Italy
International Flavors e Fragrances IFF (Italia) S.R.L.	Italy
Nutrition & Biosciences Japan K.K.	Japan
Danisco Japan Limited	Japan
International Flavors & Fragrances (Japan) Ltd.	Japan
PTI Astana LLC	Kazakhstan
International N&H Kenya Limited	Kenya

Name of Entity	Jurisdiction
Frutarom Kenya Limited	Kenya
Danisco Nutrition & Biosciences Korea Ltd.	Korea
IFF (Korea) Inc.	Korea
Frutarom Finance EUR AG	Lichtenstein
Nutrition & Bioscience (Luxembourg) Sàrl	Luxembourg
International Flavors & Fragrances (Luxembourg) S.a.r.l.	Luxembourg
International Flavors & Fragrances Ardenne S.a.r.l.	Luxembourg
L’Atelier Vanille Madagascar	Madagascar
Danisco Malaysia Sdn. Bhd.	Malaysia
International Flavors & Fragrances (Malaysia) Sdn. Bhd.	Malaysia
International Flavours & Fragrances (Mauritius) Ltd	Mauritius
Genencor Mauritius Ltd	Mauritius
IFF Nutrition Mexico SA de CV	Mexico
IFF Nutrition Mexicana S.A De C.V.	Mexico
Solae De Mexico S. A. De C.V.	Mexico
Danisco Mexicana S.A. de C.V.	Mexico
International Flavors & Fragrances (Mexico), SA de CV	Mexico
Bush Boake Allen Controladora, S.A. DE C.V.	Mexico
PTI-MOL LLC	Moldova
ERELEM	Morocco
International Flavors & Fragrances (Myanmar) Limited	Myanmar
Bush Boake Allen Benelux B.V.	Netherlands
Danisco Zaandam BV	Netherlands
Genencor International B.V.	Netherlands
New Asia Holdco B.V.	Netherlands
N&B EMEA Holding B.V.	Netherlands
N&H LA Holding B.V.	Netherlands
Genencor International Holding B.V.	Netherlands
N&H EMEA Holding B.V.	Netherlands
IB EMEA Holding 2 B.V.	Netherlands
N&H International Holding 1 B.V.	Netherlands
N&H EMEA Holding 1 B.V.	Netherlands
N&H EMEA Holding 2 B.V.	Netherlands
SP EMEA Holding 8 B.V.	Netherlands
Solae Overseas B.V.	Netherlands
Nutrition & Biosciences Netherlands B.V.	Netherlands
Danisco Holland B.V.	Netherlands
Frutarom Netherlands B.V.	Netherlands
International Flavors & Fragrances I.F.F. (Nederland) B.V.	Netherlands
International Flavors & Fragrances (Nederland) Holding B.V.	Netherlands
N&B Services B.V.	Netherlands
N&B International Holding B.V.	Netherlands
MC (Netherlands) B.V.	Netherlands
Nutrition & Biosciences New Zealand Limited	New Zealand
Taura Natural Ingredients Limited	New Zealand

Name of Entity	Jurisdiction
Danisco New Zealand Limited	New Zealand
International Flavours & Fragrances (NZ) Limited	New Zealand
IFF Nutrition Nigeria Limited	Nigeria
IFF West Africa Limited	Nigeria
Frutarom Nigeria Limited	Nigeria
Etol Skopje DRUŠTVO ZA TRGOVIJA ETOL UVOZ-IZVOZ DOOEL	North Macedonia
Ingrediants dooel Skopje	North Macedonia
IFF N&H Norway AS	Norway
Nutrition & Bioscience Pakistan (Private) Ltd	Pakistan
Danisco Perú S.A.C	Peru
IFF Perú S.A. (Montana Food activity)	Peru
IFF Nutrition Philippines, Inc.	Philippines
International Flavors & Fragrances (Philippines), Inc.	Philippines
Danisco Poland Sp. z.o.o	Poland
Tastepoint Polska Z.o.o.	Poland
International Flavors & Fragrances (Poland) Sp. z o.o.	Poland
Chemical Process Materials and Equipment S.A.	Republic of Panama
International Aroma Group	Republic of Panama
Mark Services Holdings Inc.	Republic of Panama
Frutarom Etol RO SRL	Romania
Frutarom (Marketing) S.R.L	Romania
ZAO Danisco (Closed Joint Stock Company “Danisco”)	Russia
Tekhnomol Soya Products LLC	Russia
Platinum Absolut LLC	Russia
LLC PTI Group of companies (short name GK PTI)	Russia
PTI-NN LLC	Russia
“Tastepoint OOO” (Tastepoint Russia Ltd)	Russia
International Flavors & Fragrances I.F.F. (Rus)	Russia
ETOL-RUS, Ltd.	Russia
Leagel S.r.l.	San Marino
Tastepoint JVE d.o.o. Novi Sad	Serbia
International Flavors & Fragrances (Greater Asia) Pte. Ltd.	Singapore
Enzymotec Singapore Pte Ltd	Singapore
Vaya Pharma Pte Ltd(7)	Singapore
Danisco Singapore Pte. Ltd.	Singapore
Acacia Pharma Biopolymers Private Limited	Singapore
ETOL SK, s.r.o	Slovakia
VITIVA proizvodnja in storitve d.d. (Short name: VITIVA d.d.)	Slovenia
Tastepoint d.o.o.	Slovenia
Etol Proizvodnja Arom D.O.O	Slovenia
Danisco South Africa (Pty) Ltd.	South Africa
Tastepoint SA (Pty) Ltd	South Africa
International Flavors and Fragrances IFF (South Africa) (Proprietary) Limited	South Africa
IFF Protein Technologies International Sales, LLC South Africa Branch	South Africa
Unique Flavors Proprietary Limited	South Africa

Name of Entity	Jurisdiction
Unique Food Solutions Proprietary Limited	South Africa
IFF Nutrition and Biosciences Iberica S.L.	Spain
IFF Murcia Natural Ingredients, S.L.U	Spain
IFF Benicarló, S.L.	Spain
International Flavors & Fragrances I.F.F. (España), S.A.	Spain
IFF Latin American Holdings (España), S.L.	Spain
IFF Lanka Private Limited	Sri Lanka
Nutrition & Biosciences (Sweden) AB	Sweden
Danisco Cultor Sweden AB	Sweden
International Flavors & Fragrances I.F.F. (Norden) AB	Sweden
Speximo AB	Sweden
Danisco Cultor (Switzerland) AG	Switzerland
Danisco Switzerland AG	Switzerland
Solae Europe Sarl	Switzerland
Nutrition & Biosciences (Switzerland) GmbH	Switzerland
Frutarom Switzerland Finance USD AG	Switzerland
Frutarom Switzerland Finance CHF AG	Switzerland
Frutarom Switzerland Finance GBP AG	Switzerland
Frutarom Switzerland Finance MXN AG	Switzerland
Frutarom Switzerland Ltd.	Switzerland
International Flavors & Fragrances Taiwan Limited	Taiwan
International N&H (Thailand) Co. Ltd	Thailand
Nutrition & Bioscience (Thailand) Co., Ltd.	Thailand
International N&H (Thailand) Co. Ltd- branch	Thailand
International Flavours & Fragrances (Thailand) Limited	Thailand
Danisco Dis Ticaret Limited Sirketi	Turkey
International NH Dis Ticaret Limited Sirketi	Turkey
Etol Aroma Ve Baharat Gida Ürünleri San.ve Tic.a.Ş.	Turkey
Frutarom Gida Ürünleri Sanayi Ve Ticaret Limited Sirketi	Turkey
WIBERG Baharat Sanayi Ve Ticaret Anonim Şirketi	Turkey
IFF Turkey Aroma ve Esans Ürünleri Satis Ticaret Anonim Sirketi	Turkey
IFF Aroma Esans Sanayi Ve Ticaret Anonim Şirketi	Turkey
Danisco Ukraine LLC	Ukraine
PARMA FA	Ukraine
PTI-Ukraine LLC	Ukraine
International Flavors & Fragrances (Middle East) FZ-LLC	United Arab Emirates
Agtech Products, Inc.	United States
Asian Investments, Inc.	United States
Bush Boake Allen, Inc.	United States
Butamax Advanced Biofuels, LLC	United States
CitraSource Holdings, L.L.C.	United States
Columbia PhytoTechnology LLC	United States
Crestmont Investment Co.	United States
Danisco Holding USA Inc.	United States
Danisco US Inc.	United States

Name of Entity	Jurisdiction
Danisco USA Inc.	United States
IFF US Holding, LLC	United States
International N&H USA, Inc.	United States
Eden Essentials, Inc.	United States
Enzymotec USA Inc.	United States
Finnsugar Bioproducts, Inc.	United States
Flavor Systems International, Inc.	United States
Frutarom USA Holding, Inc.	United States
Frutarom USA Inc.	United States
Genencor International Wisconsin, Inc.	United States
Genentech Ventures, Inc. GTVI	United States
Grow Company Inc.	United States
Health Wright Products, LLC	United States
iDrug Delivery, Inc.(8)	United States
IFF Acquisition, LLC	United States
IFF Augusta Holdings LLC	United States
IFF Chemical Holdings Inc.	United States
IFF Electronics Holding, LLC	United States
IFF International, Inc.	United States
IFF Protein Technologies International Sales, LLC	United States
IFF S&C Holding, LLC	United States
IFF US Holding, LLC	United States
IFF Worldwide LLC	United States
International Flavors & Fragrances (Caribe) Inc.	United States
International Flavors & Fragrances Holdings, LLC	United States
International Frutarom Corporation	United States
MC (US) 1 LLC	United States
MC (US) 2 LLC	United States
Neptune Merger Sub II LLC	United States
Nutrition & Biosciences USA 1, LLC	United States
Nutrition & Biosciences USA 3, LLC	United States
Nutrition & Biosciences USA 4, Inc.	United States
PM Taiwan, Inc.	United States
Pointer Specialty Chemicals, LLC	United States
Solae Holdings LLC	United States
Solae, LLC	United States
SP Holding IB, Inc.	United States
SP Nutrition and Health (Singapore), Inc.	United States
Specialty Products N&H, Inc.	United States
Specialty Products US, LLC	United States
Sweeteners (US) LLC	United States
Tastepoint Inc.	United States
Taura Natural Ingredients (North America) Inc.	United States
The Additive Advantage LLC	United States
The Foote & Jenks Corporation	United States

Name of Entity	Jurisdiction
van Ameringen-Haebler, Inc.	United States
Vaya Pharma Inc	United States
Eigenbucket LLC	United States
PTI CA LLC	Uzbekistan
Venezuelan Protein Technologies International -Pti, C.A.	Venezuela
Nutrition & Biosciences Vietnam Company Limited	Vietnam
International Flavors & Fragrances (Vietnam) Limited Liability Company	Vietnam
Bush Boake Allen Zimbabwe (Private) Limited	Zimbabwe
International Flavors & Fragrances (Zimbabwe) (Private) Ltd.	Zimbabwe
The companies listed above constitute all subsidiaries of the Company as of February 28, 2025. Except as otherwise indicated, such subsidiaries are wholly owned, directly or indirectly, by the Company.
____________________
(1)60% of the voting stock of Danisco Shineway Luohe Soy Industry Company Limited is owned indirectly by the Company.
(2)52% of the voting stock of Danisco Shineway Luohe Food Company Limited is owned indirectly by the Company.
(3)95% of the voting stock of International Flavors & Fragrances (Hangzhou) Co., Ltd. is owned indirectly by the Company.
(4)71.59% of the voting stock of Thorverk Ltd / Thorungaverksmidjan hf. / Þörungaverksmiðjan hf. is owned indirectly by the Company.
(5)93.36% of the voting stock of International Flavours & Fragrances India Private Limited is owned indirectly by the Company.
(6)56.9% of the voting stock of Nutra-Lease Ltd. is owned indirectly by the Company.
(7)80% of the voting stock of Vaya Pharma Pte Ltd is owned indirectly by the Company.
(8)65% of the voting stock of iDrug Delivery, Inc. is owned indirectly by the Company.